Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Three and Sixth Months Ended June 30, 2005 and 2004

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Three and Six Months Ended June 30, 2005 and 2004

TABLE OF CONTENTS

Corporate
Company Background	2

Supplemental Financial Information
Operating and Financial Information	3
Consolidated and Combined Statements of Operations	4
Consolidated Balance Sheets	5
Pro-Rata Consolidated and Combined Statements of Operations	6
Pro-Rata Consolidated Balance Sheet	10
Earnings Before Depreciation, Amortization and Deferred Taxes	11
After Tax Cash Flow	13
Debt Summary	15
Portfolio Data	17
Investor Information	20

This supplemental financial information, together with other statements and information publicly disseminated by TPGI, contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. A discussion of some of the factors that may affect our future results is set forth under the captions “Risk Factors” in our Form 10-K for the year ended December 31, 2004, which has been filed with the Securities and Exchange Commission.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, President and Chief Executive Officer, Mr. James A. Thomas.

We are engaged in the business of owning, managing, leasing, acquiring and developing real estate, consisting primarily of office properties. Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; and Austin, Texas. As of June 30, 2005, we own interests in and asset manage ten operating properties with 5.6 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also have the ability to develop land suitable for the development of approximately 4.8 million rentable square feet.

On October 13, 2004, we completed our initial public offering (the “Offering”). In the Offering, we sold 14,285,714 shares of common stock at $12.00 per share, resulting in net proceeds to TPGI of $151.9 million, after underwriting discounts and expenses of the Offering.

On March 2, 2005, TPG/CalSTRS, our joint venture with CalSTRS, completed the acquisition of four properties located in the western suburbs of Philadelphia totaling 862,948 square feet of office space.

On March 31, 2005, TPG/CalSTRS, obtained financing of $33.2 million relating to the Reflections I and Reflections II properties.

On April 1, 2005, we purchased the Two Commerce Square Junior B mezzanine loan from the lender for $2.5 million, which resulted in a gain of $25.8 million.

On April 11, 2005, we repaid the outstanding principal of the One Commerce Square mezzanine loan of $9.3 million.

Subsequent event

On August 4, 2005, TPG/CalSTRS completed the acquisition of four properties located in Houston totaling 2,526,454 square feet of office space.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. Our investors can use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidated and Combined Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated and combined statements of operations for the three and six months ended June 30, 2005 and 2004, as well as a pro-rata consolidated balance sheet as of June 30, 2005, because we believe this information is useful to investors as this method reflects the manner in which we operate our business. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

We believe that EBDT and ATCF, along with net income (loss), provides additional information about our operations and is helpful in understanding our operating results. See page 11 for discussion of EBDT as well as a reconciliation of EBDT to net income (loss) and page 13 for additional discussion of ATCF as well as a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

The following financial information for TPGI is presented for the three and six months ended June 30, 2005 (unaudited) and for TPGI Predecessor is presented for the three and six months ended June 30, 2004 (unaudited). TPGI Predecessor is not a legal entity but rather a combination of real estate entities and operations. The financial statements of TPGI Predecessor include combined results of operations for these entities, utilizing the equity method to account for investments in real estate entities over which TPGI Predecessor had significant influence, but not control over major decisions, including the decision to sell or refinance the properties.

	TPGI	TPGI Predecessor	TPGI	TPGI Predecessor
	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
Rental	$8,273	$6,158	$16,553	$11,209
Tenant reimbursements	4,668	3,100	9,582	5,691
Parking and other	953	640	2,396	1,136
Investment advisory, management, leasing, and development services	1,084	1,145	2,453	2,610
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	1,610	1,062	3,237	2,051

Total revenues	16,588	12,105	34,221	22,697

Expenses:
Rental property operating and maintenance	3,710	2,578	7,644	4,457
Real estate taxes	1,433	931	2,892	1,747
Investment advisory, management, leasing, and development services	1,817	3,090	3,790	5,625
Rent—unconsolidated/uncombined real estate entities	59	50	117	121
Interest	4,941	5,719	11,253	11,007
Depreciation and amortization	3,110	1,787	6,427	3,188
General and administrative	2,584	—	5,065	—

Total expenses	17,654	14,155	37,188	26,145

Gain on sale of real estate	—	—	—	975
Gain on purchase of other secured loan	25,776	—	25,776	—
Interest income	304	2	721	2
Equity in net loss of unconsolidated/uncombined real estate entities	(2,410)	(297)	(3,738)	(529)
Minority interests – unitholders in the Operating Partnership	(12,167)	—	(10,656)	—
Minority interests in consolidated/combined real estate entities	33	(403)	33	(403)

Income (loss) before provision for income taxes	10,470	(2,748)	9,169	(3,403)
Provision for income taxes	(4,404)	—	(3,879)	—

Net income (loss)	$6,066	$(2,748)	$5,290	$(3,403)

Earnings per share – basic	$0.42		$0.37
Earnings per share – diluted	0.42		0.37
Weighted average common shares outstanding – basic	14,297,909		14,295,339
Weighted average common shares outstanding – diluted	14,301,017		14,301,151

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$61,644	$60,882
Buildings and improvements	253,541	252,009
Tenant improvements	65,579	64,638

	380,764	377,529
Less accumulated depreciation	(99,863)	(95,044)

	280,901	282,485
Investments in unconsolidated real estate entities	33,738	31,624
Cash and cash equivalents	50,435	56,506
Restricted cash	11,274	12,949
Short-term investments	—	14,000
Rents and other receivables, net	2,016	2,731
Receivables—unconsolidated real estate entities	405	381
Deferred rents	26,088	28,453
Deferred leasing and loan costs, net	15,452	16,871
Deferred tax asset	36,259	40,138
Other assets	7,957	5,464

Total assets	$464,525	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$203,084	$206,373
Other secured loans	50,597	89,517
Accounts payable and other liabilities	9,898	9,177
Dividends and distributions payable	1,905	—
Due to affiliate	61	1,852
Prepaid rent	2,770	841

Total liabilities	268,315	307,760

Minority interests:
Unitholders in the Operating Partnership	85,153	76,458
Minority interests in consolidated real estate entities	1,418	1,451

Total minority interests	86,571	77,909

Stockholders’ equity:
Common stock	143	143
Limited voting stock	167	167
Additional paid-in capital	106,714	106,673
Retained earnings (deficit) and dividends	2,990	(581)
Unearned compensation, net	(375)	(469)

Total stockholders’ equity	109,639	105,933

Total liabilities and stockholders’ equity	$464,525	$491,602

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP)

The following are the unaudited pro-rata consolidated and combined statements of operations of TPGI and TPGI Predecessor for the three and six months June 30, 2005 and 2004, including a reconciliation from the consolidated and combined statements of operations to the pro-rata consolidated and combined statements of operations (in thousands).

	For the three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,273	$3,560	$11,833
Tenant reimbursements	4,668	331	4,999
Parking and other	953	388	1,341
Investment advisory, management, leasing and development services	1,084	—	1,084
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	1,610	—	1,610

Total revenues	16,588	4,279	20,867

Expenses:
Rental property operating and maintenance	3,710	2,097	5,807
Real estate taxes	1,433	380	1,813
Investment advisory, management, leasing and development services	1,817	—	1,817
Rent—unconsolidated real estate entities	59	—	59
Interest	4,941	1,546	6,487
Depreciation and amortization	3,110	2,666	5,776
General and administrative	2,584	—	2,584

Total expenses	17,654	6,689	24,343

Gain on purchase of other secured loan	25,776	—	25,776
Interest income	304	—	304
Equity in net loss of unconsolidated real estate entities	(2,410)	2,410	—
Minority interests – unitholders in the Operating Partnership	(12,167)	—	(12,167)
Minority interests in consolidated real estate entities	33		33

Income before provision for income taxes	10,470	—	10,470
Provision for income taxes	(4,404)	—	(4,404)

Net income	$6,066	$—	$6,066

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

	For the three months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$6,158	$1,730	$7,888
Tenant reimbursements	3,100	726	3,826
Parking and other	640	236	876
Investment advisory, management, leasing and development services	1,145	—	1,145
Investment advisory, management, leasing, and development services—uncombined real estate entities	1,062	—	1,062

Total revenues	12,105	2,692	14,797

Expenses:
Rental property operating and maintenance	2,578	774	3,352
Real estate taxes	931	297	1,228
Investment advisory, management, leasing and development services	3,090	—	3,090
Rent—uncombined real estate entities	50	—	50
Interest	5,719	942	6,661
Depreciation and amortization	1,787	976	2,763

Total expenses	14,155	2,989	17,144

Interest income	2	—	2
Equity in net loss of uncombined real estate entities	(297)	297	—
Minority interests in combined real estate entities	(403)	—	(403)

Net loss	$(2,748)	$—	$(2,748)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

	For the six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$16,553	$6,296	$22,849
Tenant reimbursements	9,582	624	10,206
Parking and other	2,396	798	3,194
Investment advisory, management, leasing and development services	2,453	—	2,453
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	3,237	—	3,237

Total revenues	34,221	7,718	41,939

Expenses:
Rental property operating and maintenance	7,644	4,004	11,648
Real estate taxes	2,892	698	3,590
Investment advisory, management, leasing and development services	3,790	—	3,790
Rent—unconsolidated real estate entities	117	—	117
Interest	11,253	2,635	13,888
Depreciation and amortization	6,427	4,119	10,546
General and administrative	5,065	—	5,065

Total expenses	37,188	11,456	48,644

Gain on purchase of other secured loan	25,776	—	25,776
Interest income	721	—	721
Equity in net loss of unconsolidated real estate entities	(3,738)	3,738	—
Minority interests – unitholders in the Operating Partnership	(10,656)	—	(10,656)
Minority interests in consolidated real estate entities	33		33

Income before provision for income taxes	9,169	—	9,169
Provision for income taxes	(3,879)	—	(3,879)

Net income	$5,290	$—	$5,290

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

	For the six months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$11,209	$4,035	$15,244
Tenant reimbursements	5,691	1,797	7,488
Parking and other	1,136	533	1,669
Investment advisory, management, leasing and development services	2,610	—	2,610
Investment advisory, management, leasing, and development services—uncombined real estate entities	2,051	—	2,051

Total revenues	22,697	6,365	29,062

Expenses:
Rental property operating and maintenance	4,457	2,081	6,538
Real estate taxes	1,747	656	2,403
Investment advisory, management, leasing and development services	5,625	—	5,625
Rent—uncombined real estate entities	121	—	121
Interest	11,007	2,036	13,043
Depreciation and amortization	3,188	2,121	5,309

Total expenses	26,145	6,894	33,039

Gain on sale of real estate	975	—	975
Interest income	2	—	2
Equity in net loss of uncombined real estate entities	(529)	529	—
Minority interests in combined real estate entities	(403)	—	(403)

Net loss	$(3,403)	$—	$(3,403)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

The following is the unaudited pro-rata consolidated balance sheet of TPGI as of June 30, 2005, including a reconciliation from the consolidated balance sheet to the pro-rata consolidated balance sheet (in thousands).

	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$280,901	$121,345	$402,246
Investments in unconsolidated real estate entities	33,738	(33,738)	—
Cash and cash equivalents and short-term investments	50,435	2,189	52,624
Restricted cash	11,274	5,362	16,636
Rents, deferred rents and other receivables, net	28,509	3,998	32,507
Deferred charges and other assets, net	59,668	13,507	73,175

Total assets	$464,525	$112,663	$577,188

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage and other secured loans	$253,681	$104,896	$358,577
Accounts payable, dividends and distributions payable, and other liabilities	14,634	7,767	22,401

Total liabilities	268,315	112,663	380,978
Minority interests	86,571	—	86,571
Total stockholders’ equity	109,639	—	109,639

Total liabilities and stockholders’ equity	$464,525	$112,663	$577,188

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define EBDT as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs;

Reconciliation of Net Income (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (in thousands):

	Three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$6,066	$—	$6,066
Income tax provision	4,404	—	4,404
Minority interests	12,134	—	12,134
Depreciation and amortization	3,110	2,666	5,776
Amortization of loan costs	176	175	351

EBDT	$25,890	$2,841	$28,731

TPGI share of EBDT (1)	$11,975	$1,314	$13,289

EBDT per share - basic	$0.84		$0.93

EBDT per share - diluted	$0.84		$0.93

Weighted average common shares outstanding - basic	14,297,909		14,297,909

Weighted average common shares outstanding - diluted	14,301,017		14,301,017

(1) Based on an interest in our operating partnership of 46.3% for the three months ended June 30, 2005.

	Three months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(2,748)	$—	$(2,748)
Minority interests	(403)	—	(403)
Depreciation and amortization	1,787	976	2,763
Amortization of loan costs	86	36	122

EBDT	$(1,278)	$1,012	$(266)

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) - continued

Reconciliation of Net Income (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (in thousands):

	Six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$5,290	$—	$5,290
Income tax provision	3,879	—	3,879
Minority interests	10,623	—	10,623
Depreciation and amortization	6,427	4,119	10,546
Amortization of loan costs	351	323	674

EBDT	$26,570	$4,442	$31,012

TPGI share of EBDT (1)	$12,289	$2,054	$14,343

EBDT per share - basic	$0.86		$1.00

EBDT per share - diluted	$0.86		$1.00

Weighted average common shares outstanding - basic	14,295,339		14,295,339

Weighted average common shares outstanding - diluted	14,301,151		14,301,151

(1) Based on an interest in our operating partnership of 46.3% for the six months ended June 30, 2005.

	Six months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(3,403)	$—	$(3,403)
Minority interests	(403)	—	(403)
Depreciation and amortization	3,188	2,121	5,309
Amortization of loan costs	145	83	228

EBDT	$(473)	$2,204	$1,731

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

After Tax Cash Flow (“ATCF”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Reconciliation of Net Income (Loss) to After Tax Cash Flow (in thousands):

	Three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$6,066	$—	$6,066
Income tax provision	4,404	—	4,404
Minority interests	12,134	—	12,134
Depreciation and amortization	3,110	2,666	5,776
Amortization of loan costs	176	175	351
Non-cash compensation expense	132	—	132
Straight line rent adjustment	1,195	(402)	793
Fair market value of rents adjustments	(41)	(35)	(76)

ATCF	$27,176	$2,404	$29,580

TPGI share of ATCF(1)	$12,569	$1,112	$13,681

ATCF per share - basic	$0.88		$0.96

ATCF per share - diluted	$0.88		$0.96

Weighted average common shares outstanding - basic	14,297,909		14,297,909

Weighted average common shares outstanding - diluted	14,301,017		14,301,017

(1) Based on an interest in our operating partnership of 46.3% for the three months June 30, 2005.

	Three months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(2,748)	$—	$(2,748)
Minority interests	(403)	—	(403)
Depreciation and amortization	1,787	976	2,763
Amortization of loan costs	86	36	122
Straight line rent adjustment	1,342	(56)	1,286
Fair market value of rents adjustments	—	(32)	(32)

ATCF	$64	$924	$988

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP) - continued

Reconciliation of Net Income (Loss) to After Tax Cash Flow (in thousands):

	Six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$5,290	$—	$5,290
Income tax provision	3,879	—	3,879
Minority interests	10,623	—	10,623
Depreciation and amortization	6,427	4,119	10,546
Amortization of loan costs	351	323	674
Non-cash compensation expense	263	—	263
Straight line rent adjustment	2,371	(774)	1,597
Fair market value of rents adjustments	(150)	(120)	(270)

ATCF	$29,054	$3,548	$32,602

TPGI share of ATCF(1)	$13,438	$1,641	$15,079

ATCF per share - basic	$0.94		$1.05

ATCF per share - diluted	$0.94		$1.05

Weighted average common shares outstanding - basic	14,295,339		14,295,339

Weighted average common shares outstanding - diluted	14,301,151		14,301,151

(1) Based on an interest in our operating partnership of 46.3% for the six months June 30, 2005.

	Six months ended June 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(3,403)	$—	$(3,403)
Minority interests	(403)	—	(403)
Depreciation and amortization	3,188	2,121	5,309
Amortization of loan costs	145	83	228
Straight line rent adjustment	2,785	(195)	2,590
Fair market value of rents adjustments	—	(64)	(64)

ATCF	$2,312	$1,945	$4,257

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

A summary of the outstanding consolidated debt as of June 30, 2005 is as follows (in thousands):

	Interest rate	Outstanding debt	Maturity date
One Commerce Square:
Mortgage loan (1)	7.0%	$72,855	4/11/28
Senior mezzanine loan (2)	17.5	515	1/09/10
Two Commerce Square:
Mortgage loan (3)	6.3	122,729	5/09/13
Senior mezzanine loan (4) (5)	17.2	44,910	1/09/10
Junior A mezzanine loan (4) (6)	15.0	3,840	1/09/10
Four Points Centre mortgage loan (7)	Prime Rate	4,000	8/28/05
2101 Market Street mortgage loan (8)	Prime Rate or LIBOR + 2.5%	3,500	9/6/05

Total principal outstanding		252,349
Loan premium (9)		1,332

Total debt		$253,681

(1)	The mortgage loan is prepayable without penalty after March 11, 2008, at which date the outstanding principal amount of this debt will be approximately $68.9 million. The interest rate will increase by 2.0% on April 11, 2008, which additional amount may be deferred until maturity. Any deferred amounts are added to the principal balance of the loan and accrue interest at 9.0%. Provided there is no deferred interest, the loan balance will be fully amortized on April 11, 2028, the maturity date of the loan.

(2)	On April 11, 2005, we repaid the outstanding principal of the mezzanine loan in the amount of $9,250,000. As of June 30, 2005, $515,000 of accrued interest remains outstanding. This amount will be paid in the third quarter of 2005. Based on an agreement with the lender, $515,000 of accrued interest was reversed and credited to interest expense.

(3)	The mortgage loan may be defeased after October 2005, and may be prepaid after February 2013.

(4)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.

(5)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of June 30, 2005 was 17.2% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(6)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(7)	The prime rate as of June 30, 2005 was 6.25% per annum.

(8)	The loan agreement provides that the interest rate will be the lender’s prime rate or at our option, LIBOR plus 2.5% per annum. As of June 30, 2005, the interest rate was 5.94% per annum.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY - continued

(9)	In connection with the acquisition of a 50% third-party interest in One Commerce Square, a premium was recorded to mark 50% of the assumed mortgage loan to market value.

As of June 30, 2005, our company had investments in entities owning eight unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the properties as of June 30, 2005 (in thousands):

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan (2)	LIBOR + 1.75%		$200,000	7/11/06	$42,684
Senior mezzanine loan (2)	LIBOR + 4.50		51,128	7/11/06	10,912
Junior mezzanine loan	LIBOR + 6.15		25,000	7/11/06	5,335
2121 Market Street (3)	6.10		19,792	8/1/33	9,896
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (4)	LIBOR + 3.25	(5)	1,600	3/6/10	400
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (4)	LIBOR + 3.25	(5)	2,200	3/6/10	550
Valley Square Office Park
Note A (4)	LIBOR + 1.75	(5)	27,500	3/1/07	6,875
Note B (4)	LIBOR + 3.25	(5)	2,400	3/1/07	600
Reflections I	5.23		23,349	4/1/15	5,837
Reflections II	5.22		9,729	4/1/15	2,432

			$440,198		$104,896

(1)	We have purchased interest rate cap agreements for the outstanding City National Plaza loans. We are also required to purchase interest rate cap agreements for each future advance under the $125 million senior mezzanine loan.

(2)	The mortgage and senior mezzanine loans are subject to exit fees equal to .25% and .5%, respectively, of the loan amounts, however, under certain circumstances the exit fees will be waived.

(3)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

(4)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived. We have purchased interest rate cap agreements for these loans.

(5)	The loan bears interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of June 30, 2005, the one month LIBOR exceeded 2.25%.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of June 30, 2005)

Our Ownership Properties

Core Properties	Location	TPGI Percentage Interest	Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased	Annualized Rent (2)	Annualized Net Rent Per Leased Square Foot (3)
One Commerce Square	Philadelphia, PA	89.0%	1987	942,866	92.9%	$11,716,968	$13.16
Two Commerce Square	Philadelphia, PA	89.0	1992	953,276	98.7	26,068,860	27.70
2121 Market Street (4)	Philadelphia, PA	50.0	2001	20,835	100.0	356,350	17.10
Reflections I	Reston, VA	25.0	2000	123,546	100.0	2,603,159	21.07
Reflections II	Reston, VA	25.0	1984/2001	64,253	100.0	1,476,690	22.98

Total/Weighted Average:				2,104,776	96.2%	$42,222,027	$20.70

Value-Add Properties	Location	TPGI Percentage Interest	Year Built	Rentable Square Feet (1)	Percent Leased	Annualized Rent (2)	Annualized Net Rent Per Leased Square Foot (3)
City National Plaza (5)	Los Angeles, CA	21.3%	1972-1973	2,648,920	53.3%	$13,795,857	$10.26
Four Falls Corporate Center	Conshohocken, PA	25.0	1987	254,080	82.1	3,558,834	17.76
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0	1982	164,360	81.8	2,306,701	17.68
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0	1986	150,572	76.6	1,356,971	11.75
Valley Square Office Park	Blue Bell, PA	25.0	1982/1988	293,936	78.5	2,633,339	11.42

Total/Weighted Average:				3,511,868	59.7%	$23,651,702	$11.70

(1)	For purposes of the tables above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2004 for 100% of the property. For leases with a remaining term of less than one year, annualized rent includes only the amounts through the expiration of the lease. Annualized rent reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis. For any tenant under a partial gross lease (which requires the tenant to reimburse the landlord for its pro-rata share of operating expenses in excess of a stated expense stop) or under a full gross lease (which does not require the tenant to reimburse the landlord for any operating expenses) the unreimbursed portion of current year operating expenses (which may be estimates as of such date) are subtracted from gross rent. Total projected recurring rent credits for leases in effect as of June 30, 2005 for the twelve months ending June 30, 2006 are $752,999. There are no operating expense credits.

(3)	Annualized net rent per leased square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

(4)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.

(5)	The annualized rent information presented for City National Plaza does not include certain information for three leases. In November 2003, 310,055 square feet was leased to City National Bank. As of June 30, 2005, the tenant has taken possession of the space, and is paying operating expenses and rent for 229,474 square feet. The tenant will begin paying operating expenses and rent in December 2006 for the remaining 81,581 square feet of space. In July 2004, 163,680 square feet and 63,014, respectively, were leased to Jones Day and Fulbright & Jaworski. The space for Fulbright & Jaworski was delivered on October 1, 2004, and the tenant began occupying the space during May 2005. The tenant will begin paying operating expenses in September 2006 and rent in January 2007. The space for Jones Day was delivered on January 1, 2005, and the tenant began occupying the space during July 2005. The tenant will begin paying rent and operating expenses in November 2006.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Development Properties

Development Properties	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Potential Rentable Square Feet Upon Completion/ Development
Four Points Centre	Austin, TX	100%	230.4	(1)	Office/R&D/Hotel	1,430,000	(2)
The Square at Four Points Centre	Austin, TX	100	29.4		Retail	230,000
2101 Market Street	Philadelphia, PA	100	1.7		Residential/ Office/Retail	975,000	(3)
Campus El Segundo	El Segundo, CA	71	46.5		Office/Retail/R&D/Hotel	2,175,000	(4)

Total			308.0			4,810,000

(1)	Includes 182 acres designated as a habitat preserve.

(2)	The property will support the development of 280,000 rentable square feet of office space, 900,000 rentable square feet of office and research and development space, and a 250,000 rentable square feet (approximately 250 rooms) hotel.

(3)	Currently, the three parcels have a combined floor area ratio (“FAR”) of 975,000 square feet. If certain city approvals are obtained, the combined FAR will be 1,500,000 square feet.

(4)	We own a majority interest in a joint venture that has an agreement to purchase this property. Entitlements have been granted for 1,905,000 square feet for office, research and development, and telecom space, and 270,000 square feet for retail, hotel, day care and restaurant space.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Managed Properties

Managed Properties(1)	Location	Year Built/Renovated	Rentable Square Feet(2)	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,632	97.8
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	99.6
1835 Market Street	Philadelphia, PA	1986-1987	685,853	90.2
CalEPA Headquarters	Sacramento, CA	2000	950,000	100.0

Total/Weighted Average			2,551,135	96.0%

(1)	800 South Hope Street, Valencia Town Center, Pacific Financial Plaza and the CalEPA headquarters building are core properties. 1835 Market Street is a core plus property, which we are currently repositioning on behalf of CalSTRS.

(2)	For purposes of the table above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail). Rentable area is calculated consistent with leases in place on the property and local market conventions.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTOR INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Investor Services	Nasdaq: TPGI
Chief Financial Officer	P.O. Box A3504
515 South Flower Street	Chicago, IL 60690-3504
Sixth Floor	Phone: (312) 588-4990
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail:dlaing@tpgre.com

Board of Directors and Executive Officers
James A. Thomas	Chairman, President and CEO	Thomas S. Ricci	Executive Vice President
Randall L. Scott	Executive Vice President, Director	Diana M. Laing	Chief Financial Officer and Secretary
John R. Sischo	Executive Vice President, Director	Robert D. Morgan	Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
Winston H. Hickox	Director
Daniel Neidich	Director